UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

Deutsche Enhanced Emerging Markets Fixed Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

15 Investment Portfolio

23 Statement of Assets and Liabilities

25 Statement of Operations

26 Statement of Changes in Net Assets

27 Financial Highlights

31 Notes to Financial Statements

45 Information About Your Fund's Expenses

47 Advisory Agreement Board Considerations and Fee Evaluation

53 Account Management Resources

55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Emerging markets tend to be more volatile and more liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	3.32%	–2.62%	0.59%	2.98%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.32%	–7.00%	–0.34%	2.50%
JPMorgan EMBI Global Diversified Index†	5.35%	4.33%	6.30%	7.39%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–2.95%	0.40%	2.80%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–7.32%	–0.52%	2.33%
JPMorgan EMBI Global Diversified Index†		4.19%	6.22%	7.20%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	2.93%	–3.35%	–0.18%	2.20%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.93%	–3.35%	–0.18%	2.20%
JPMorgan EMBI Global Diversified Index†	5.35%	4.33%	6.30%	7.39%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.77%	–0.39%	2.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–3.77%	–0.39%	2.02%
JPMorgan EMBI Global Diversified Index†		4.19%	6.22%	7.20%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	3.34%	–2.39%	0.82%	3.22%
JPMorgan EMBI Global Diversified Index†	5.35%	4.33%	6.30%	7.39%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–2.72%	0.63%	3.04%
JPMorgan EMBI Global Diversified Index†		4.19%	6.22%	7.20%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/16
No Sales Charges	3.41%	–2.37%	0.95%	2.33%
JPMorgan EMBI Global Diversified Index†	5.35%	4.33%	6.30%	7.23%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–2.70%	0.76%	2.12%
JPMorgan EMBI Global Diversified Index†		4.19%	6.22%	7.07%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.29%, 2.02%, 1.00% and 0.85% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Emerging Markets Fixed Income Fund — Class A ■ JPMorgan EMBI Global Diversified Index†

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through April 30, 2016 (through March 31, 2016 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/16	$ 9.21	$ 9.23	$ 9.20	$ 9.19
10/31/15	$ 9.13	$ 9.15	$ 9.13	$ 9.12
Distribution Information as of 4/30/16
Income Dividends, Six Months	$ .22	$ .18	$ .23	$ .23
Latest Quarterly Income Dividend	$ .1093	$ .0925	$ .1150	$ .1174
SEC 30-day Yield††	4.22%	3.68%	4.67%	4.75%
Current Annualized Distribution Rate††	4.75%	4.01%	5.00%	5.11%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.10%, 3.58% and 4.60% for Class A, C and S shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.63%, 3.91% and 4.93% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2010 with over 2 years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Sector Manager for G10 Rates and Currencies: New York.

— MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Bonds 102.4%
Angola 0.8%
Republic of Angola, 144A, 9.5%, 11/12/2025 (Cost $1,000,000)		1,000,000	976,300
Argentina 3.8%
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		1,125,000	1,198,125
Republic of Argentina:
144A, 6.25%, 4/22/2019		500,000	518,500
144A, 7.5%, 4/22/2026		1,000,000	1,015,000
YPF SA, 144A, 8.5%, 7/28/2025		1,750,000	1,802,500
(Cost $4,345,034)			4,534,125
Armenia 1.7%
Republic of Armenia, 144A, 7.15%, 3/26/2025 (Cost $2,048,928)		2,100,000	2,086,875
Brazil 0.0%
Independencia International Ltd., REG S, 12.0%, 12/30/2016* (Cost $2,767,977)		1,574,386	0
British Virgin Islands 1.1%
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020 (Cost $1,287,499)		1,400,000	1,309,000
Cayman Islands 5.9%
Agricola Senior Trust, 144A, 6.75%, 6/18/2020		1,000,000	1,025,000
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	2,000,000	2,958,188
GrupoSura Finance SA, 144A, 5.5%, 4/29/2026		3,000,000	3,051,000
(Cost $7,227,547)			7,034,188
Chile 1.3%
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025 (Cost $1,476,870)		1,500,000	1,566,874
Costa Rica 1.6%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $1,969,765)		2,000,000	1,865,000
Dominican Republic 0.8%
Dominican Republic, 144A, 5.5%, 1/27/2025 (Cost $1,016,191)		1,000,000	1,000,000
El Salvador 2.1%
Republic of El Salvador:
144A, 6.375%, 1/18/2027		1,250,000	1,100,000
144A, 7.65%, 6/15/2035		1,600,000	1,436,000
(Cost $2,941,820)			2,536,000
Greece 0.4%
Black Sea Trade & Development Bank, 144A, 4.875%, 5/6/2021 (b) (Cost $496,350)		500,000	496,350
Hungary 7.7%
Republic of Hungary:
4.0%, 3/25/2019		3,000,000	3,114,090
5.375%, 2/21/2023		4,000,000	4,407,720
6.375%, 3/29/2021		400,000	455,400
Series 19/A, 6.5%, 6/24/2019	HUF	299,300,000	1,262,490
(Cost $9,213,782)			9,239,700
Indonesia 6.8%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	26,800,000,000	2,126,239
Pertamina Persero PT:
144A, 5.25%, 5/23/2021		1,550,000	1,629,296
144A, 5.625%, 5/20/2043		2,000,000	1,845,812
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		2,500,000	2,542,500
(Cost $7,833,110)			8,143,847
Ivory Coast 1.0%
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028 (Cost $1,175,460)		1,200,000	1,140,240
Kazakhstan 0.9%
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018 (Cost $1,098,675)		1,000,000	1,095,000
Luxembourg 3.9%
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		1,000,000	957,500
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		3,000,000	3,146,250
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (c)		1,300,000	585,000
(Cost $5,584,661)			4,688,750
Mexico 17.7%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	29,000,000	1,629,124
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022 (c)		1,000,000	1,018,900
Cemex SAB de CV:
144A, 6.5%, 12/10/2019		500,000	526,875
144A, 7.75%, 4/16/2026		642,000	683,730
Elementia SAB de CV, 144A, 5.5%, 1/15/2025		3,000,000	2,970,000
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		870,000	867,825
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,500,000	1,359,375
United Mexican States:
3.375%, 2/23/2031	EUR	1,500,000	1,786,279
4.6%, 1/23/2046		8,200,000	8,105,700
Series M, 6.5%, 6/10/2021	MXN	37,500,000	2,298,562
(Cost $22,217,118)			21,246,370
Morocco 1.1%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,523)	EUR	1,000,000	1,259,086
Namibia 1.6%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (Cost $1,980,860)		2,000,000	1,965,720
Netherlands 3.4%
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		750,000	812,653
GTH Finance BV, 144A, 7.25%, 4/26/2023		2,000,000	2,001,260
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		1,250,000	1,241,250
(Cost $3,991,255)			4,055,163
Panama 5.1%
Republic of Panama:
3.75%, 3/16/2025		3,630,000	3,738,900
3.875%, 3/17/2028		2,250,000	2,306,250
(Cost $5,815,474)			6,045,150
Paraguay 4.1%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,021,250
Republic of Paraguay:
144A, 4.625%, 1/25/2023		500,000	511,250
144A, 6.1%, 8/11/2044		1,200,000	1,224,000
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		2,200,000	2,167,000
(Cost $4,998,540)			4,923,500
Peru 4.7%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	530,000
Republic of Peru:
2.75%, 1/30/2026	EUR	2,500,000	2,972,837
4.125%, 8/25/2027		2,000,000	2,137,000
(Cost $5,271,522)			5,639,837
Philippines 2.1%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027		1,000,000	1,411,250
Republic of Philippine, 3.7%, 3/1/2041		1,000,000	1,067,134
(Cost $2,063,334)			2,478,384
Romania 1.7%
Government of Romania, 144A, 2.75%, 10/29/2025 (Cost $1,968,200)	EUR	1,750,000	2,056,439
Russia 1.7%
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,024,400
Vnesheconombank, 144A, 6.902%, 7/9/2020		1,000,000	1,050,000
(Cost $1,988,865)			2,074,400
Slovenia 0.9%
Republic of Slovenia, 144A, 5.5%, 10/26/2022 (Cost $1,075,092)		1,000,000	1,128,950
South Africa 7.9%
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	20,000,000	1,398,458
Series R186, 10.5%, 12/21/2026	ZAR	103,400,000	8,010,944
(Cost $11,381,381)			9,409,402
Sri Lanka 7.3%
National Savings Bank:
144A, 5.15%, 9/10/2019		1,000,000	950,000
144A, 8.875%, 9/18/2018		1,530,000	1,608,412
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		2,800,000	2,793,014
144A, 6.85%, 11/3/2025		3,500,000	3,446,254
(Cost $8,951,235)			8,797,680
Turkey 1.8%
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020 (Cost $2,081,970)		2,000,000	2,101,820
United States 0.4%
U.S. Treasury Note, 1.0%, 8/31/2016 (Cost $501,026)		500,000	501,038
Uruguay 1.1%
Republic of Uruguay, 5.1%, 6/18/2050 (Cost $1,358,443)		1,340,000	1,256,250
Total Bonds (Cost $128,503,507)			122,651,438

	Shares	Value ($)

Securities Lending Collateral 0.2%
Daily Assets Fund "Capital Shares", 0.49% (d) (e) (Cost $342,220)	342,220	342,220

Cash Equivalents 0.1%
Central Cash Management Fund, 0.37% (d) (Cost $84,819)	84,819	84,819

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $128,930,546)†	102.7	123,078,477
Notes Payable	(3.9)	(4,650,000)
Other Assets and Liabilities, Net	1.2	1,363,187
Net Assets	100.0	119,791,664

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	USD	1,574,386	2,767,977	0

* Non-income producing security.

† The cost for federal income tax purposes was $128,955,544. At April 30, 2016, net unrealized depreciation for all securities based on tax cost was $5,877,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,420,609 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,297,676.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2016 amounted to $313,644, which is 0.3% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

As of April 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	832,774	BRL	3,100,000	6/16/2016	55,970	Nomura International PLC
USD	821,442	BRL	3,100,000	6/29/2016	63,832	Nomura International PLC
USD	815,789	BRL	3,100,000	7/8/2016	67,037	Macquarie Bank Ltd.
Total unrealized appreciation					186,839

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
MXN	26,158,300	USD	1,423,465	5/3/2016	(96,956)	BNP Paribas
ZAR	134,887,900	USD	8,185,990	5/3/2016	(1,289,636)	Citigroup, Inc.
BRL	3,100,000	USD	756,098	5/4/2016	(144,944)	Macquarie Bank Ltd.
BRL	3,100,000	USD	780,856	5/10/2016	(118,281)	Nomura International PLC
PHP	29,300,000	USD	619,450	6/6/2016	(4,251)	BNP Paribas
TWD	38,900,000	USD	1,184,170	6/8/2016	(22,300)	Nomura International PLC
BRL	3,100,000	USD	840,564	6/16/2016	(48,179)	Nomura International PLC
EUR	6,851,495	USD	7,773,364	7/20/2016	(90,835)	Barclays Bank PLC
Total unrealized depreciation					(1,815,382)

Currency Abbreviations
BRL Brazilian Real EUR Euro GBP British Pound HUF Hungarian Forint IDR Indonesian Rupiah MXN Mexican Peso PHP Philippine Peso TWD Taiwan Dollar USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Bonds	$ —	$ 122,651,438	$ 0	$ 122,651,438
Short-Term Investments (f)	427,039	—	—	427,039
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	186,839	—	186,839
Total	$ 427,039	$ 122,838,277	$ 0	$ 123,265,316
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Forward Foreign Currency Exchange Contracts	$ —	$ (1,815,382)	$ —	$ (1,815,382)
Total	$ —	$ (1,815,382)	$ —	$ (1,815,382)

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $128,503,507) — including $313,644 of securities loaned	$ 122,651,438
Investment in Daily Assets Fund (cost $342,220)*	342,220
Investment in Central Cash Management Fund (cost $84,819)	84,819
Total investments in securities, at value (cost $128,930,546)	123,078,477
Foreign currency, at value (cost $2,689,970)	2,506,987
Receivable for investments sold	311,915
Receivable for Fund shares sold	1,030
Interest receivable	1,881,977
Unrealized appreciation on forward foreign currency exchange contracts	186,839
Other assets	38,297
Total assets	128,005,522
Liabilities
Cash overdraft	680,719
Payable upon return of securities loaned	342,220
Payable for investments purchased — when-issued security	496,350
Notes payable	4,650,000
Payable for Fund shares redeemed	11,685
Unrealized depreciation on forward foreign currency exchange contracts	1,815,382
Accrued management fee	53,641
Accrued Directors' fees	4,130
Other accrued expenses and payables	159,731
Total liabilities	8,213,858
Net assets, at value	$ 119,791,664

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,154,181
Net unrealized appreciation (depreciation) on: Investments	(5,852,069)
Foreign currency	(1,777,089)
Accumulated net realized gain (loss)	(44,536,334)
Paid-in capital	170,802,975
Net assets, at value	$ 119,791,664
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,893,413 ÷ 531,583 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.21
Maximum offering price per share (100 ÷ 95.50 of $9.21)	$ 9.64

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,607,010 ÷ 282,520 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.23
Class S Net Asset Value, offering and redemption price(a) per share ($63,646,664 ÷ 6,917,233 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.20
Institutional Class Net Asset Value, offering and redemption price(a) per share ($48,644,577 ÷ 5,290,890 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.19

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $8,376)	$ 3,657,037
Income distributions — Central Cash Management Fund	7,062
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	15,753
Total income	3,679,852
Expenses: Management fee	369,284
Administration fee	62,591
Services to shareholders	72,129
Distribution and service fees	19,746
Custodian fee	13,406
Professional fees	54,324
Reports to shareholders	19,284
Registration fees	32,648
Directors' fees and expenses	5,072
Other	18,819
Total expenses before expense reductions	667,303
Expense reductions	(44,709)
Total expenses after expense reductions	622,594
Net investment income	3,057,258
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,403,956)
Foreign currency	1,968,739
(2,435,217)
Change in net unrealized appreciation (depreciation) on: Investments	5,228,815
Foreign currency	(2,519,560)
2,709,255
Net gain (loss)	274,038
Net increase (decrease) in net assets resulting from operations	$ 3,331,296

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income	$ 3,057,258	$ 10,168,632
Net realized gain (loss)	(2,435,217)	(27,990,117)
Change in net unrealized appreciation (depreciation)	2,709,255	(5,224,294)
Net increase (decrease) in net assets resulting from operations	3,331,296	(23,045,779)
Distributions to shareholders from: Net investment income: Class A	(115,939)	(279,081)
Class B	(172)*	(1,871)
Class C	(58,699)	(123,111)
Class S	(1,586,766)	(3,400,680)
Institutional Class	(1,480,483)	(5,670,486)
Total distributions	(3,242,059)	(9,475,229)
Fund share transactions: Proceeds from shares sold	2,880,246	21,423,545
Reinvestment of distributions	3,055,158	9,084,946
Payments for shares redeemed	(31,010,448)	(99,512,689)
Redemption fees	2,333	2
Net increase (decrease) in net assets from Fund share transactions	(25,072,711)	(69,004,196)
Increase (decrease) in net assets	(24,983,474)	(101,525,204)
Net assets at beginning of period	144,775,138	246,300,342
Net assets at end of period (including undistributed net investment income of $1,154,181 and $1,338,982, respectively)	$ 119,791,664	$ 144,775,138

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.20	$ 11.41
Income (loss) from investment operations: Net investment income[a]	.21	.46	.49	.42	.49	.54
Net realized and unrealized gain (loss)	.09	(1.52)	(.09)	(.65)	.90	(1.28)
Total from investment operations	.30	(1.06)	.40	(.23)	1.39	(.74)
Less distributions from: Net investment income	(.22)	(.42)	(.36)	(.36)	(.43)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.21	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.20
Total Return (%)[b,c]	3.32**	(10.09)	3.88	(2.10)	14.03	(6.53)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	8	11	16	17
Ratio of expenses before expense reductions (%)	1.41*	1.29	1.22	1.23	1.24	1.22
Ratio of expenses after expense reductions (%)	1.23*	1.21	1.20	1.23	1.20	1.22
Ratio of net investment income (%)	4.64*	4.68	4.58	3.83	4.68	5.05
Portfolio turnover rate (%)	14**	132	191	205	211	134

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.15	$ 10.64	$ 10.60	$ 11.19	$ 10.22	$ 11.44
Income (loss) from investment operations: Net investment income[a]	.17	.38	.41	.34	.42	.46
Net realized and unrealized gain (loss)	.09	(1.52)	(.09)	(.65)	.90	(1.29)
Total from investment operations	.26	(1.14)	.32	(.31)	1.32	(.83)
Less distributions from: Net investment income	(.18)	(.35)	(.28)	(.28)	(.35)	(.39)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.23	$ 9.15	$ 10.64	$ 10.60	$ 11.19	$ 10.22
Total Return (%)[b,c]	2.93**	(10.82)	3.11	(2.80)	13.25	(7.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	5	8	9
Ratio of expenses before expense reductions (%)	2.11*	2.02	1.96	1.97	1.97	1.99
Ratio of expenses after expense reductions (%)	1.98*	1.96	1.95	1.96	1.93	1.98
Ratio of net investment income (%)	3.89*	3.93	3.83	3.07	3.97	4.29
Portfolio turnover rate (%)	14**	132	191	205	211	134

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.19	$ 11.41
Income (loss) from investment operations: Net investment income[a]	.22	.48	.51	.45	.52	.57
Net realized and unrealized gain (loss)	.08	(1.51)	(.08)	(.65)	.91	(1.29)
Total from investment operations	.30	(1.03)	.43	(.20)	1.43	(.72)
Less distributions from: Net investment income	(.23)	(.45)	(.39)	(.39)	(.46)	(.50)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.20	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.19
Total Return (%)[b]	3.34**	(9.86)	4.15	(1.83)	14.32	(6.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	66	87	103	119	111
Ratio of expenses before expense reductions (%)	1.10*	1.00	.96	.96	.98	.98
Ratio of expenses after expense reductions (%)	.98*	.96	.95	.96	.93	.98
Ratio of net investment income (%)	4.89*	4.93	4.84	4.10	4.92	5.29
Portfolio turnover rate (%)	14**	132	191	205	211	134
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.12	$ 10.61	$ 10.57	$ 11.16	$ 10.20	$ 11.41
Income (loss) from investment operations: Net investment income[a]	.22	.49	.53	.46	.53	.58
Net realized and unrealized gain (loss)	.08	(1.52)	(.08)	(.65)	.91	(1.27)
Total from investment operations	.30	(1.03)	.45	(.19)	1.44	(.69)
Less distributions from: Net investment income	(.23)	(.46)	(.41)	(.40)	(.48)	(.52)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.19	$ 9.12	$ 10.61	$ 10.57	$ 11.16	$ 10.20
Total Return (%)	3.41**	(9.84)	4.30	(1.68)	14.51[b]	(6.13)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	71	147	187	112	96
Ratio of expenses before expense reductions (%)	.94*	.85	.82	.81	.82	.83
Ratio of expenses after expense reductions (%)	.94*	.85	.82	.81	.78	.83
Ratio of net investment income (%)	4.95*	5.06	4.96	4.25	5.06	5.44
Portfolio turnover rate (%)	14**	132	191	205	211	134
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Enhanced Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended April 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2016, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $42,076,000, including approximately $15,458,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first; and approximately $26,618,000 of post-enactment losses, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($19,635,000) and long-term losses ($6,983,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $18,868,000 to $39,624,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,470,000 to $20,751,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 186,839
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (1,815,382)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 2,111,311

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ (2,551,041)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Macquarie Bank Ltd.	$ 67,037	$ (67,037)	$ —	$ —
Nomura International PLC	119,802	(119,802)	—	—
	$ 186,839	$ (186,839)	$ —	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 90,835	$ —	$ —	$ 90,835
BNP Paribas	101,207	—	—	101,207
Citigroup, Inc.	1,289,636	—	—	1,289,636
Macquarie Bank Ltd.	144,944	(67,037)	—	77,907
Nomura International PLC	188,760	(119,802)	—	68,958
	$ 1,815,382	$ (186,839)	$ —	$ 1,628,543

C. Purchases and Sales of Securities

During the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $16,552,162 and $31,397,373, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2015 through January 31, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.21%
Class B	1.96%
Class C	1.96%
Class S	.96%
Institutional Class	.96%

Effective February 1, 2016 through January 31, 2017 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 4,278
Class B	95
Class C	1,865
Class S	38,471
$ 44,709

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2016, the Administration Fee was $62,591, of which $9,799 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2016
Class A	$ 2,290	$ 1,216
Class B	75	33
Class C	546	298
Class S	31,492	16,503
Institutional Class	1,122	716
	$ 35,525	$ 18,766

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2016
Class B	$ 32	$ —
Class C	10,463	1,634
	$ 10,495	$ 1,634

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2016	Annualized Rate
Class A	$ 5,772	$ 3,541.24%
Class B	11	1.25%
Class C	3,468	1,730.25%
	$ 9,251	$ 5,272

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2016 aggregated $68.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,904, of which $5,942 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,370.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

At April 30, 2016, the Fund had a $4,650,000 outstanding loan. Interest expense incurred on the borrowings was $701 for the period ended April 30, 2016. The average dollar amount of the borrowings was $2,990,000, the weighted average interest rate on these borrowings was 1.69% and the Fund had a loan outstanding for 5 days throughout the period. The borrowings were valued at cost, which approximates fair value.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of April 30, 2016, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation Fund VIP held 28% and 12% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	28,645	$ 257,254	39,016	$ 379,702
Class C	39,334	355,834	14,878	145,277
Class S	119,441	1,074,396	93,862	922,831
Institutional Class	130,594	1,192,762	1,964,634	19,975,735
		$ 2,880,246		$ 21,423,545
Shares issued to shareholders in reinvestment of distributions
Class A	12,599	$ 112,624	27,824	$ 267,332
Class B	19*	172*	192	1,871
Class C	6,231	55,865	11,809	113,594
Class S	157,363	1,406,014	316,239	3,031,663
Institutional Class	165,910	1,480,483	588,680	5,670,486
		$ 3,055,158		$ 9,084,946
Shares redeemed
Class A	(83,041)	$ (739,255)	(279,472)	$ (2,703,062)
Class B	(2,328)*	(20,511)*	(5,211)	(49,690)
Class C	(89,052)	(786,648)	(81,503)	(794,202)
Class S	(542,569)	(4,837,921)	(1,416,126)	(13,696,868)
Institutional Class	(2,784,389)	(24,626,113)	(8,630,136)	(82,268,867)
		$ (31,010,448)		$ (99,512,689)
Redemption fees		$ 2,333		$ 2
Net increase (decrease)
Class A	(41,797)	$ (368,196)	(212,632)	$ (2,056,027)
Class B	(2,309)*	(20,339)*	(5,019)	(47,819)
Class C	(43,487)	(374,948)	(54,816)	(535,331)
Class S	(265,765)	(2,357,504)	(1,006,025)	(9,742,373)
Institutional Class	(2,487,885)	(21,951,724)	(6,076,822)	(56,622,646)
		$ (25,072,711)		$ (69,004,196)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2015 to April 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,033.20	$ 1,029.30	$ 1,033.40	$ 1,034.10
Expenses Paid per $1,000*	$ 6.22	$ 9.99	$ 4.95	$ 4.75
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,018.75	$ 1,015.02	$ 1,019.99	$ 1,020.19
Expenses Paid per $1,000*	$ 6.17	$ 9.92	$ 4.92	$ 4.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Enhanced Emerging Markets Fixed Income Fund	1.23%	1.98%	.98%	.94%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Enhanced Emerging Markets Fixed Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 783	25156A 726	25156A 841
Fund Number	476	776	2076	1476

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Emerging Markets Fixed Income Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016